INCOME TAXES	6 Months Ended
Jun. 30, 2020
Income Taxes [Abstract]
INCOME TAXES	INCOME TAXES
The partnership is a flow-through entity for tax purposes and as such is not subject to Bermudian taxation. However, income taxes are recognized for the amount of taxes payable by the primary holding subsidiaries of the partnership (“Holding Entities”), any direct or indirect corporate subsidiaries of the Holding Entities and for the impact of deferred tax assets and liabilities related to such entities.

The components of income tax expense include the following:

	Three months ended Jun. 30,		Six months ended Jun. 30,
(US$ Millions)	2020	2019	2020	2019
Current income tax	$10	$(8)	$35	$30
Deferred income tax	(58)	(54)	78	(4)
Income tax expense (benefit)	$(48)	$(62)	$113	$26
The partnership’s income tax expense increased for the three and six months ended June 30, 2020 as compared to the same period in the prior year primarily due to an increase to deferred tax liabilities relating to legislative changes and the reversal of a timing difference resulting from an internal restructuring of how the partnership holds some of its retail investments that occurred in 2019.